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                                                                   EXHIBIT 10.17


                                PROMISSORY NOTE

PRINCIPAL AMOUNT:  $550,000.00
MAKER:  PurchasePro.com, Inc.
DATE:  September 2, 1999


1. FOR VALUE RECEIVED, PURCHASEPRO.COM, INC. (the "Borrower"), hereby promises to pay to the order of CHARLES E. JOHNSON, JR. (the "Lender"), the sum of Five Hundred Fifty Thousand Dollars ($550,000.00), or so much thereof as may be outstanding under this Note. The outstanding principal amount of this Note shall bear interest from the date of any advance(s) of principal at the rate of ten percent (10%) per annum. Interest shall be calculated on the actual number of days elapsed on the basis of an assumed year of 365 days. All accrued interest and principal shall be due and payable on March 31, 2000.

2. Borrower may prepay the Note in full or in part at any time without a prepayment penalty.

3. All rights and remedies of Lender under this Note and under any applicable law or at equity, are and shall be cumulative to the greatest extent permitted by law. Any delay or failure of Lender or the holder hereof to insist upon strict performance of any of the terms of this Note, or to exercise any rights herein conferred shall not be construed as a waiver or relinquishment to any extent of Lender's or the holder's right to assert or rely upon such terms or rights at any subsequent time or in any other instance.

4. Borrower shall pay to the Lender or the holder hereof all costs and expenses incurred by Lender or the holder hereof in connection with the collection or attempted collection of the sums due hereunder including, without limitation, reasonable attorneys' fees.

5. This Note may not be modified, altered or amended except by an agreement in writing duly signed and acknowledged by Lender.

6. This Note shall bind the successors and assigns of Borrower and shall inure to the benefit of Lender and his successors and assigns. Borrower shall not assign or allow the assumption of its rights and obligations hereunder without Lender's prior written consent.

7. This Note shall be construed in accordance with and governed by the laws of the state of Nevada.


PURCHASEPRO.COM, INC.



By: /s/ Christopher P. Carton
    -------------------------------------
    Christopher P. Carton,
    President and Chief Operating Officer